Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
INCOME TAXES

9. INCOME TAXES

Cayman Islands

Under the current laws of the Cayman Islands, the Company and Ableview Investment are not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

Singapore

The Company is subject to corporate income tax for its business operation in Singapore. Tax on corporate income is imposed at a flat rate of 17%.

Hong Kong

Ableview Brands, Ableview Management, and Able View are incorporated in Hong Kong and are subject to Hong Kong Profits Tax on the taxable income as reported in their statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate for the first HKD$2 million of assessable profits is 8.25% and assessable profits above HKD$2 million will continue to be subject to the rate of 16.5% for corporations in Hong Kong, effective from the year of assessment 2018/2019. Before that, the applicable tax rate was 16.5% for corporations in Hong Kong.

PRC

Weitong, Beijing Jingyuan, Shanghai Jinglu, Shanghai Jingnan, Zhejiang Jingxiu, Wuhan Jingtong and CSS Shanghai are subject to PRC Corporate Income Tax (“CIT”) on the taxable income in accordance with the relevant PRC income tax laws. Effective from January 1, 2008, the PRC’s statutory, Enterprise Income Tax (“EIT”) rate is 25%.

For qualified small and low-profit enterprises, from January 1, 2023 to December 31, 2027, 25% of the first RMB 3.0 million of the assessable profit before tax is subject to the tax rate of 20%. For the years ended December 31, 2023, 2024 and 2025, some PRC subsidiaries are qualified small and low-profit enterprises and thus are eligible for the above preferential tax rates for small and low-profit enterprises.

The components of the income (loss) before income taxes from continuing operations are as follows:

	For the Years Ended December 31,
	2025	2024	2023
PRC	$8,772,714	$7,132,140	$(2,124,668)
Singapore	1,268,009	507,046	(175,753)
Hong Kong	(10,623,378)	(8,079,908)	14,376,843
Cayman	(113,869)	(465,613)	(2,367,358)
Total	$(696,524)	$(906,335)	$9,709,064

For the years ended December 31, 2025, 2024 and 2023, the income tax expenses (benefits) were comprised of the following:

	For the Years Ended December 31,
	2025	2024	2023
Current income tax expenses	$558,608	163,006	$2,612,893
Deferred income tax expenses/(benefit)	1,512,221	77,225	(2,310,995)
Total income tax expenses	$2,070,829	$240,231	$301,898

Below is a reconciliation of the statutory tax rate to the effective tax rate:

	For the Years Ended December 31,
	2025	2024	2023
Hong Kong statutory income tax rate	16.5%	16.5%	16.5%
Effect of different income tax rates in other jurisdictions	(110.4)%	(80.4)%	(1.9)%
Effect of non-includable items	0.0%	0.0%	4.0%
Effect of preferential tax rates	(9.8)%	13.4%	(0.1)%
Effect of non-deductible expenses	(4.4)%	(1.6)%	0.2%
Effect of changes in valuation allowance	0.0%	3.4%	(0.5)%
Effect of income tax expense adjustment for prior years	45.7%	0.0%	0.0%
Effect of net operating losses true-up due to adjustment for intra-group service fee	(223.3)%	0.0%	0.0%
Effect of true-up on net operating losses	(11.6)%	22.2%	(15.1)%
Effective tax rate	(297.3)%	(26.5)%	3.1%

Deferred tax assets and deferred tax liabilities as of December 31, 2025 and 2024 consist of the following:

	December 31, 2025	December 31, 2024
Deferred tax assets:
Net operating losses carryforwards	$547,966	$2,007,724
Inventory write-down	948,544	214,619
Operating lease liabilities	10,744	458
Total deferred tax assets, gross	1,507,254	2,222,801
Less: valuation allowance	—	—
	$1,507,254	$2,222,801
Deferred tax liabilities
Operating lease right-of-use assets	(12,323)	(1,334)
Total deferred tax assets, net	$1,494,931	$2,221,467

Movement of valuation allowance of deferred tax assets for the years ended December 31, 2025, 2024 and 2023 were as the following:

	For the Years Ended December 31,
	2025	2024	2023
Opening balance	$—	$30,410	$81,232
Addition	—	—	30,410
Reversal	—	(30,410)	(81,232)
Ending balance	$—	$—	$30,410

Total net operating losses (NOLs) carryforwards of the Company’s subsidiaries in mainland China is $2,673,782 and $624,660 as of December 31, 2024 and 2025, respectively. As of December 31, 2025, net operating loss carryforwards from PRC will expire in calendar years 2026 through 2030, if not utilized. The NOLs carryforwards of the Company’s subsidiaries in Hong Kong are $8,312,910 and $3,192,715 as of December 31, 2024 and 2025, respectively, which can be carried forward without an expiration date. The Company had no NOLs carryforwards of the Company’s subsidiary in Singapore as of December 31, 2024 and 2025.

The Company evaluates its valuation allowance requirements at end of each reporting period by reviewing all available evidence, both positive and negative, and considering whether, based on the weight of that evidence, a valuation allowance is needed. When circumstances cause a change in management’s judgement about the realizability of deferred tax assets, the impact of the change on the valuation allowance is generally reflected in income from operations. The future realization of the tax benefit of an existing deductible temporary difference ultimately depends on the existence of sufficient taxable income of the appropriate character within the carryforward period available under applicable tax law. The Company reviews deferred tax assets for a valuation allowance based upon whether it is more likely than not that the deferred tax asset will be fully realized. The Company reviews deferred tax assets for a valuation allowance based upon whether it is more likely than not that the deferred tax asset will be fully realized. The Company assessed that it would be able to generate sufficient operating profits within the next five years and concluded that it was more likely than not that all the entities would have sufficient taxable income to realize the deferred tax assets in the future. Accordingly, as of December 31, 2025 and 2024, no valuation allowance was provided against the deferred tax assets respectively.

Uncertain tax positions

In October 2024, Able View Brands (“Brands”) received a comment letter from Hong Kong IRS regarding certain deductible expenses claimed in its annual tax return for the year of 2023. Such expenses were related to intra-group services provided to Brands by certain PRC subsidiaries. Brands sent a response letter to provide supporting evidence to Hong Kong IRS in January 2025. In June 2025, the Hong Kong IRS completed its review and approved the deduction of the aforementioned expenses.

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of December 31, 2024 and 2025, the Group did not have any unrecognized uncertain tax positions. For the years ended December 31, 2023, 2024 and 2025, the Company did not incur any interest and penalties related to potential underpaid income tax expenses.

As of December 31, 2025, the tax years ended December 31, 2020 through 2024 for the Company’s subsidiaries in the PRC are generally subject to examination by the PRC tax authorities. The tax years ended December 31, 2021 through 2024 for the Company’s subsidiary in the Singapore is generally subject to examination by the Singapore tax authorities. The tax years ended December 31, 2019 through 2024 for the Company’s subsidiaries in Hong Kong are generally subject to examination by the Hong Kong tax authorities.